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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 27, 2001
                                                  -------------

                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)





       Delaware                             0-14120                   23-1462070
----------------------------           -----------------           -----------------
(State or other jurisdiction           (Commission File            (IRS Employer
 of incorporation)                          Number)                Identification No.)


Welsh and McKean Roads, P.O. Box 844, Spring House, PA               19477
---------------------------------------------------------           --------
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
                                                    --------------

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Item 5.       Other Events

On July 27, 2001 Advanta Corp. (the "Company" or "Advanta") reported that on Thursday, July 26, 2001, Chase Manhattan Mortgage Corporation ("Chase"), a subsidiary of J.P. Morgan Chase & Co., filed a Complaint against Advanta and certain of its subsidiaries relating to the sale of the mortgage business to Chase which closed effective February 28, 2001.

The Complaint was completely unexpected since Chase never engaged in a substantive discussion with Advanta about the issues it is raising in the lawsuit. Advanta has not been served with the Complaint, although it is generally aware of the allegations which its attorneys are reviewing. Advanta believes that the lawsuit is inappropriate and without merit and the Company will vigorously defend itself. Chase and its advisors had access to all relevant information in connection with the transaction and Advanta has complied fully with its agreements and the applicable rules. Advanta does not expect this lawsuit to have any impact on its continuing business, and based on the complete lack of merit, Advanta does not anticipate that the lawsuit will have a material adverse impact to it or the named subsidiaries.

Advanta is a highly focused financial services company which has been providing innovative financial solutions since 1951. Advanta leverages its first-class direct marketing and information based expertise to develop state-of-the-art data warehousing and statistical modeling tools that identify potential customers and new target markets. Over the past five years, it has used these distinctive capabilities to become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Learn more about Advanta at www.advanta.com.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties is the uncertainty of the legal process. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.



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Form 8-K                           Advanta Corp.


Item 7.       Financial Statements and Exhibits.

(c)    Exhibits:

              None

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Form 8-K                           Advanta Corp.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Advanta Corp.


                                  By: /s/ Elizabeth H. Mai
                                      ---------------------------------------
                                      Elizabeth H. Mai, Senior Vice President,
                                      Secretary and General Counsel



July 30, 2001